UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-05715

The Gabelli Convertible and Income Securities Fund Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: September 30, 2011

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The Gabelli Convertible and Income Securities Fund Inc.

Third Quarter Report

September 30, 2011

Mario J. Gabelli, CFA

To Our Shareholders,

For the quarter ended September 30, 2011, the net asset value (“NAV”) total return of The Gabelli Convertible and Income Securities Fund Inc. (the “Fund”) was (11.2)%, compared with the increase of 4.8% for the Barclays Capital Government/Corporate Bond Index. The total return for the Fund’s publicly traded shares was (16.2)%. On September 30, 2011, the Fund’s NAV per share was $5.23, while the price of the publicly traded shares closed at $5.10 on the New York Stock Exchange (“NYSE”).

Enclosed is the schedule of investments as of September 30, 2011.

Comparative Results

Average Annual Returns through September 30, 2011 (a) (Unaudited)
	Quarter	Year to Date	1 Year	5 Year	10 Year	Since Inception (07/03/89)
Gabelli Convertible and Income Securities Fund
NAV Total Return (b)	(11.20)%	(7.43)%	(3.33)%	0.54%	3.08%	6.04%
Investment Total Return (c)	(16.24)	(11.31)	(6.01)	(1.49)	1.26	4.54	(d)
Standard & Poor’s 500 Index	(13.87)	(8.68)	1.14	(1.18)	2.82	8.18	(e)
Barclays Capital Government/Corporate Bond Index	4.84	7.41	5.15	6.48	5.69	N/A
Lipper Convertible Securities Fund Average	(14.07)	(10.72)	(2.69)	2.38	5.38	7.69	(e)
(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Standard & Poor’s 500 Index is an unmanaged indicator of stock market performance. The Barclays Capital Government/Corporate Bond Index is an unmanaged market value weighted index that tracks the total return performance of fixed rate, publicly placed, dollar denominated obligations. The Lipper Convertible Securities Fund Average reflects the average performance of open-end mutual funds classified in this particular category. Dividends and interest income are considered reinvested. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $10.00.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $11.25.
(d)	The Fund converted to closed-end status on March 31, 1995 and had no operating history on the NYSE prior to that date.
(e)	From June 30, 1989, the date closest to the Fund’s inception for which data is available.
(f)	The Barclays Capital Government/Corporate Bond Index since inception performance is as of December 31, 1998.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

SCHEDULE OF INVESTMENTS

September 30, 2011 (Unaudited)

Principal Amount		Market Value

	CONVERTIBLE CORPORATE BONDS — 24.3%
	Aerospace — 3.5%
$1,800,000	GenCorp Inc., Sub. Deb. Cv., 2.250%, 11/15/24	$1,791,000
1,850,000	4.063%, 12/31/39	1,604,875

		3,395,875

	Automotive — 0.6%
600,000	Navistar International Corp., Sub. Deb. Cv., 3.000%, 10/15/14	598,500

	Broadcasting — 0.2%
200,000	Sirius XM Radio Inc., Sub. Deb. Cv., 7.000%, 12/01/14 (a)	234,000

	Building and Construction — 0.4%
200,000	Lennar Corp., Cv., 2.000%, 12/01/20 (a)	188,500
200,000	2.750%, 12/15/20 (a)	187,250

		375,750

	Business Services — 1.8%
1,700,000	The Interpublic Group of Companies Inc., Cv., 4.250%, 03/15/23	1,723,375

	Cable and Satellite — 0.0%
400,000	Adelphia Communications Corp., Sub. Deb. Cv., 3.250%, 05/01/21† (b)	0

	Computer Hardware — 4.6%
500,000	Earthlink Inc., Cv. (STEP), 3.250%, 11/15/26	500,625
4,000,000	SanDisk Corp., Cv., 1.000%, 05/15/13	3,890,000

		4,390,625

	Consumer Products — 0.1%
250,000	Eastman Kodak Co., Cv., 7.000%, 04/01/17	63,000

	Diversified Industrial — 4.3%
3,000,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17 (a)	2,782,500
1,400,000	Roper Industries Inc., Sub. Deb. Cv. (STEP), Zero Coupon, 01/15/34	1,214,500
50,000	Textron Inc., Ser. TXT, Cv., 4.500%, 05/01/13	75,438
100,000	Trinity Industries Inc., Sub. Deb. Cv., 3.875%, 06/01/36	90,375

		4,162,813

	Electronics — 0.6%
100,000	Intel Corp., Sub. Deb. Cv., 3.250%, 08/01/39	118,125

Principal Amount		Market Value

$500,000	LeCroy Corp., Sub. Deb. Cv., 4.000%, 10/15/26	$496,250

		614,375

	Energy and Utilities — 0.5%
400,000	UniSource Energy Corp., Cv., 4.500%, 03/01/35 (a)	433,000

	Entertainment — 0.2%
50,000	Take-Two Interactive Software Inc., Cv., 4.375%, 06/01/14	68,125
100,000	THQ Inc., Cv., 5.000%, 08/15/14	86,875

		155,000

	Environmental Services — 0.4%
350,000	Covanta Holding Corp., Cv., 3.250%, 06/01/14	382,812

	Financial Services — 1.5%
1,500,000	Janus Capital Group Inc., Cv., 3.250%, 07/15/14	1,468,125

	Health Care — 0.5%
100,000	Chemed Corp., Cv., 1.875%, 05/15/14	99,750
100,000	Kinetic Concepts Inc., Cv., 3.250%, 04/15/15 (a)	141,125
250,000	Wright Medical Group Inc., Cv., 2.625%, 12/01/14	229,688

		470,563

	Hotels and Gaming — 1.0%
900,000	Gaylord Entertainment Co., Cv., 3.750%, 10/01/14 (a)	915,750
100,000	Morgans Hotel Group Co., Sub. Deb. Cv., 2.375%, 10/15/14	75,500

		991,250

	Metals and Mining — 0.2%
100,000	Alcoa Inc., Cv., 5.250%, 03/15/14	164,000

	Retail — 0.7%
60,000	Costco Wholesale Corp., Sub. Deb. Cv., Zero Coupon, 08/19/17	112,200
630,000	Spartan Stores Inc., Cv., 3.375%, 05/15/27	590,625

		702,825

	Telecommunications — 3.2%
3,000,000	NII Holdings Inc., Cv., 3.125%, 06/15/12	3,037,500

	TOTAL CONVERTIBLE CORPORATE BONDS	23,363,388

See accompanying notes to schedule of investments.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2011 (Unaudited)

Shares		Market Value

	CONVERTIBLE PREFERRED STOCKS — 1.7%
	Business Services — 0.0%
20,000	Key3Media Group Inc. (STEP), 5.500% Cv. Pfd., Ser. B† (b)	$117

	Communications Equipment — 0.3%
400	Lucent Technologies Capital Trust I, 7.750% Cv. Pfd.	330,000

	Energy and Utilities — 0.3%
6,000	AES Trust III, 6.750% Cv. Pfd.	292,320
300	El Paso Energy Capital Trust I, 4.750% Cv. Pfd.	13,416
5	Whiting Petroleum Corp., 6.250%, Cv. Pfd.	840

		306,576

	Health Care — 0.1%
100	Elite Pharmaceuticals Inc., $2.32 Cv. Pfd., Ser. C† (b)(c)	69,000

	Telecommunications — 0.6%
14,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	559,230

	Transportation — 0.4%
2,500	GATX Corp., $2.50 Cv. Pfd., Ser. A (b)	387,375

	TOTAL CONVERTIBLE PREFERRED STOCKS	1,652,298

	COMMON STOCKS — 47.5%
	Aerospace — 1.9%
10,000	Goodrich Corp.	1,206,800
1,000	Rockwell Automation Inc.	56,000
65,000	Rolls-Royce Holdings plc†	603,100

		1,865,900

	Automotive: Parts and Accessories — 1.6%
30,000	Genuine Parts Co.	1,524,000

	Cable and Satellite — 0.1%
493,409	Adelphia Recovery Trust† (b)	0
2,000	Rogers Communications Inc., Cl. B	68,420

		68,420

	Communications Equipment — 0.3%
22,000	Corning Inc.	271,920

	Computer Hardware — 1.3%
7,000	International Business Machines Corp.	1,225,210

	Computer Software and Services — 0.8%
11,000	Diebold Inc.	302,610
20,000	Microsoft Corp.	497,800

		800,410

Shares		Market Value

	Consumer Products — 1.8%
2,000	Kimberly-Clark Corp.	$142,020
40,000	Swedish Match AB	1,329,184
3,500	The Procter & Gamble Co.	221,130

		1,692,334

	Diversified Industrial — 2.3%
5,000	Crane Co.	178,450
99,000	General Electric Co.	1,508,760
355,000	National Patent Development Corp.†	514,750
880	Textron Inc.	15,523

		2,217,483

	Electronics — 1.0%
20,000	Netlogic Microsystems Inc.†	962,400

	Energy and Utilities — 9.8%
4,000	Anadarko Petroleum Corp.	252,200
6,000	BP plc, ADR	216,420
1,500	CH Energy Group Inc.	78,255
7,200	Chevron Corp.	666,144
4,500	ConocoPhillips	284,940
6,000	CONSOL Energy Inc.	203,580
3,000	Devon Energy Corp.	166,320
20,000	El Paso Corp.	349,600
15,000	Exxon Mobil Corp.	1,089,450
55,000	GenOn Energy Inc.†	152,900
1,200,000	GenOn Energy Inc., Escrow† (b)	0
38,000	Great Plains Energy Inc.	733,400
5,000	Halliburton Co.	152,600
9,000	Hess Corp.	472,140
20,000	National Fuel Gas Co.	973,600
21,000	NextEra Energy Inc.	1,134,420
12,000	Northeast Utilities	403,800
10,000	Progress Energy Inc.	517,200
10,000	Progress Energy Inc., CVO†	900
16,000	Royal Dutch Shell plc, Cl. A, ADR	984,320
12,000	SJW Corp.	261,240
7,000	Southern Union Co.	283,990

		9,377,419

	Equipment and Supplies — 0.1%
3,000	Mueller Industries Inc.	115,770

	Financial Services — 8.9%
32,000	AllianceBernstein Holding LP	436,800
34,000	American Express Co.	1,526,600
6,000	Deutsche Bank AG	207,660
6,000	GAM Holding AG†	75,794
5,500	HSBC Holdings plc, ADR	209,220
14,000	JPMorgan Chase & Co.	421,680
13,000	Julius Baer Group Ltd.†	440,313
4,500	M&T Bank Corp.	314,550
10,000	Marsh & McLennan Companies Inc.	265,400

See accompanying notes to schedule of investments.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Financial Services (Continued)
15,000	Morgan Stanley	$202,500
14,000	Northern Trust Corp.	489,720
21,000	PNC Financial Services Group Inc.	1,011,990
10,000	Royal Bank of Canada	457,200
7,000	State Street Corp.	225,120
42,000	The Bank of New York Mellon Corp.	780,780
60,000	Wells Fargo & Co.	1,447,200

		8,512,527

	Food and Beverage — 3.7%
8,000	Dr Pepper Snapple Group Inc.	310,240
2,000	General Mills Inc.	76,940
7,021	Kraft Foods Inc., Cl. A	235,765
400,000	Parmalat SpA	849,399
1,020	Pernod-Ricard SA	80,394
30,000	The Coca-Cola Co.	2,026,800

		3,579,538

	Health Care — 7.8%
6,000	Abbott Laboratories	306,840
18,000	Becton, Dickinson and Co.	1,319,760
1,000	Cephalon Inc.†	80,700
1,500	Covidien plc	66,150
38,000	Eli Lilly & Co.	1,404,860
285,628	Elite Pharmaceuticals Inc.†	28,706
20,000	Johnson & Johnson	1,274,200
18,000	Merck & Co. Inc.	588,780
58,000	Pfizer Inc.	1,025,440
24,000	Roche Holding AG, ADR	965,280
10,000	UnitedHealth Group Inc.	461,200

		7,521,916

	Insurance — 0.1%
1,500	Harleysville Group Inc.	88,290

	Machinery — 0.0%
1,000	Mueller Water Products Inc., Cl. A	2,480

	Retail — 2.2%
42,000	CVS Caremark Corp.	1,410,360
13,000	Wal-Mart Stores Inc.	674,700
2,000	Walgreen Co.	65,780

		2,150,840

	Specialty Chemicals — 0.6%
10,000	International Flavors & Fragrances Inc.	562,200

	Telecommunications — 3.0%
10,000	BCE Inc.	374,600
5,000	Belgacom SA	151,793
3,000	Philippine Long Distance Telephone Co., ADR	148,590
2,500	Swisscom AG	1,022,727

Shares		Market Value

16,000	Telekom Austria AG	$162,463
27,000	Verizon Communications Inc.	993,600

		2,853,773

	Transportation — 0.2%
7,000	GATX Corp.	216,930

	Wireless Communications — 0.0%
4,000	Turkcell Iletisim Hizmetleri A/S, ADR†	45,120
49	Winstar Communications Inc.† (b)	0

		45,120

	TOTAL COMMON STOCKS	45,654,880

	RIGHTS — 0.0%
	Health Care — 0.0%
40,000	Sanofi, CVR, expire 12/31/20,	42,400

	WARRANTS — 0.0%
	Food and Beverage — 0.0%
1,300	Parmalat SpA, GDR, expire 12/31/15† (a)(b)(d)	523

	Health Care — 0.0%
12,930	Elite Pharmaceuticals Inc., expire 04/24/12† (b)(c)	10

	TOTAL WARRANTS	533

Principal Amount

	CORPORATE BONDS — 0.7%
	Consumer Products — 0.0%
$1,500,000	Pillowtex Corp., Sub. Deb., 6.000%, 12/15/11† (b)	0

	Energy and Utilities — 0.4%
1,000,000	Texas Competitive Electric Holdings Co. LLC, Ser. B, 10.250%, 11/01/15	375,000

	Health Care — 0.0%
150,000	Sabratek Corp., Sub. Deb., 6.000%, 04/15/12† (b)	0

	Manufactured Housing and Recreational Vehicles — 0.0%
103,000	Fleetwood Enterprises Inc., 14.000%, 12/15/11† (b)	0

	Retail — 0.3%
1,100,000	The Great Atlantic & Pacific Tea Co. Inc., 5.125%, 06/15/12† (b)	292,930

	TOTAL CORPORATE BONDS	667,930

	U.S. GOVERNMENT OBLIGATIONS — 25.8%
24,767,000	U.S. Treasury Bills, 0.000% to 0.115%††, 10/13/11 to 03/15/12	24,764,716

See accompanying notes to schedule of investments.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2011 (Unaudited)

Market Value

TOTAL INVESTMENTS — 100.0% (Cost $95,560,683)	$96,146,145

Aggregate tax cost	$96,086,708

Gross unrealized appreciation	$7,236,021
Gross unrealized depreciation	(7,176,584)

Net unrealized appreciation/depreciation	$59,437

Notional Amount			Termination Date	Unrealized Depreciation

		EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENT
$462,557
(47,500	Shares)	Rolls-Royce Holdings plc	06/27/12	$(22,049)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the market value of Rule 144A securities amounted to $4,882,648 or 5.08% of total investments. Except as noted in (c), these securities are liquid.
(b)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2011, the market value of fair valued securities amounted to $749,955 or 0.78% of total investments.
(c)	At September 30, 2011, the Fund held investments in restricted and illiquid securities amounting to $69,010 or 0.07% of total investments, which were valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	09/30/11 Carrying Value Per Unit
100	Elite Pharmaceuticals Inc., $2.32 Cv. Pfd., Ser. C	04/25/07	$91,465	$690.0000
12,930	Elite Pharmaceuticals Inc., Warrants expire 04/24/12	04/25/07	8,535	0.0008

(d)	Illiquid security.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVO	Contingent Value Obligation
CVR	Contingent Value Right
GDR	Global Depositary Receipt
STEP	Step coupon bond. The rate disclosed is that in effect at September 30, 2011.

See accompanying notes to schedule of investments.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

The Fund’s schedule of investments prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds	—	$23,363,388	$0	$23,363,388
Convertible Preferred Stocks:
Business Services	—	—	117	117
Health Care	—	—	69,000	69,000
Transportation	—	387,375	—	387,375
Other Industries (a)	$1,195,806	—	—	1,195,806
Total Convertible Preferred Stocks	1,195,806	387,375	69,117	1,652,298
Common Stocks:
Cable and Satellite	68,420	—	0	68,420
Energy and Utilities	9,376,519	900	0	9,377,419
Wireless Communications	45,120	—	0	45,120
Other Industries (a)	36,163,921	—	—	36,163,921
Total Common Stocks	45,653,980	900	0	45,654,880
Rights (a)	42,400	—	—	42,400
Warrants (a)	—	533	—	533
Corporate Bonds	292,930	375,000	0	667,930
U.S. Government Obligations	—	24,764,716	—	24,764,716
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$47,185,116	$48,891,912	$69,117	$96,146,145
OTHER FINANCIAL INSTRUMENTS:
LIABILITIES (Unrealized Depreciation):*
EQUITY CONTRACT
Contract for Difference Swap Agreement	$—	$(22,049)	$—	$(22,049)

(a)	Please refer to the Schedule of Investments ("SOI") for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have significant transfers between Level 1 and Level 2 during the period ended September 30, 2011.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation	Purchases	Sales	Transfers into Level 3†	Transfers out of Level 3†	Balance as of 9/30/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments held at 9/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds	$472,500	$—	$—	$34,289	$—	$(34,289)	$—	$(472,500)	$0	$34,289
Convertible Preferred Stocks:
Business Services	117	—	—	—	—	—	—	—	117	—
Health Care	4,484	—	—	64,516	—	—	—	—	69,000	64,516
Total Convertible Preferred Stocks	4,601	—	—	64,516	—	—	—	—	69,117	64,516
Common Stocks:
Cable and Satellite	0	—	—	—	—	—	—	—	0	—
Energy and Utilities	0	—	—	—	—	—	—	—	0	—
Wireless Communications	0	—	—	—	—	—	—	—	0	—
Total Common Stocks	0	—	—	—	—	—	—	—	0	—
Corporate Bonds	0	—	—	—	—	—	—	—	0	—
TOTAL INVESTMENTS IN SECURITIES	$477,101	$—	$—	$98,805	$—	$(34,289)	$—	$(472,500)	$69,117	$98,805

†	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities.  The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of September 30, 2011, refer to the Schedule of Investments.

Derivative Financial Instruments.  The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

Swap Agreements.  The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

The Fund has entered into an equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at September 30, 2011 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount		Equity Security Received	Interest Rate/ Equity Security Paid	Termination Date	Net Unrealized Depreciation
		Market Value Appreciation on:	One month LIBOR plus 90 bps plus Market Value Depreciation on:
$462,557	(47,500 Shares)	Rolls-Royce Holdings plc	Rolls-Royce Holdings plc	6/27/12	$(22,049)

Futures Contracts.  The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At September 30, 2011, the Fund held no investments in futures contracts.

Forward Foreign Exchange Contracts.  The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. At September 30, 2011, the Fund held no investments in forward foreign exchange contracts.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

The following table summarizes the net unrealized depreciation of derivatives held at September 30, 2011 by primary risk exposure:

Liability Derivatives:	Net Unrealized Depreciation
Equity Contract	$(22,049)

Tax Information.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

At December 31, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $8,013,754, which are available to reduce future required distributions of net capital gains to shareholders. $6,354,767 of the loss carryforward is available through 2017; and $1,658,987 is available through 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Convertible and Income Securities Fund Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Convertible and Income Securities Fund Inc.

c/o Computershare

P.O. Box 43010

Providence, RI 02940-3010

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940–3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Convertible and Income Securities Fund Inc. (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us.  This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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DIRECTORS AND OFFICERS

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

One Corporate Center, Rye, NY 10580-1422

Directors

Mario J. Gabelli, CFA

Chairman & Chief Executive Officer,

GAMCO Investors, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Dugald A. Fletcher

President, Fletcher & Company, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus, Pace University

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman, BALMAC International, Inc.

Salvatore J. Zizza

Chairman, Zizza & Co., Ltd.

Officers

Bruce N. Alpert

President

Peter D. Goldstein

Chief Compliance Officer

Laurissa M. Martire

Vice President

Agnes Mullady

Treasurer & Secretary

Investment Adviser

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

Custodian

State Street Bank and Trust Company

Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Transfer Agent and Registrar

Computershare Trust Company, N.A.

Stock Exchange Listing

	Common	6.00% Preferred
NYSE–Symbol:	GCV	GCV PrB
Shares Outstanding:	13,516,406	965,548

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Convertible Securities Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Convertible Securities Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGCVX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its preferred stock in the open market when the preferred shares are trading at a discount to the liquidation value.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     The Gabelli Convertible and Income Securities Fund Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 11/29/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 11/29/11

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 11/29/11

*	Print the name and title of each signing officer under his or her signature.